UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2022

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Road, Suite 400, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 723-1266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BBLS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

PETROLIA ENERGY CORPORATION

Item 8.01 Other Events

Petrolia Energy Corporation (“Petrolia” or the “Company”), the parent company of Petrolia Canada Corporation (“Petrolia Canada”) entered into a Letter Agreement on June 11, 2022, dated effective as of June 1, 2022 (the “Agreement”) with Blue Sky Resources Ltd. (“BSR”), a Canadian company, to sell Petrolia Canada’s fifty percent (50%) Working Interest in the Utikuma Lake Oil Field (the “Asset”) in Alberta, Canada to BSR.

Under the Agreement, BSR agreed to purchase Petrolia Canada’s fifty percent (50%) Working Interest in the Asset for the purchase price of SIX MILLION CANADIAN DOLLARS ($6,000,000.00 CAD). The parties specifically agreed that (i) BSR would deposit SIX HUNDRED THOUSAND CANADIAN DOLLARS ($600,000.00 CAD) in an escrow account upon execution of the Agreement; and (ii) at closing the remaining FIVE MILLION FOUR HUNDRED THOUSAND CANADIAN DOLLARS ($5,400,000.00 CAD) would be paid subject to the following two (2) Petrolia Canada debt deductions: (i) a loan repayment in the amount of TWO MILLION FIFTY-ONE THOUSAND ONE HUNDRED FIFTY-TWO US DOLLARS ($2,051,152.00 US) plus interest of ONE HUNDRED FORTY-ONE THOUSAND NINE HUNDRED SIXTY-FOUR US DOLLARS ($141,964.00 US); and (ii) a security release against the Asset in the amount of EIGHT HUNDRED SEVENTY-FOUR THOUSAND US DOLLARS ($874,000.00 US).

Additionally, Petrolia Canada and BSR agreed that an audit to reconcile all operating accounts and to determine any accounts owing between Petrolia Canada and BSR and a Pre-closing Settlement (“PCS”) Statement of accounts to be provided to Petrolia Canada by BSR would be completed prior to closing.

The closing of the purchase and sale transaction covered by this Letter Agreement shall occur five (5) days after the PCS Statement has been agreed to between the parties.

A copy of the Letter Agreement is being submitted as Exhibit 1.0 with this filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.0*	Letter Agreement entered on June 11th 2022, by and between Blue Sky Resources Ltd. and Petrolia Energy Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Mark M. Allen
Mark M. Allen
Chief Executive Officer

Date: June 24, 2022